EXTENSION AGREEMENT


     EXTENSION AGREEMENT made this 17th day of July, 1997 by and between NATHAN'S FAMOUS, INC., a Delaware corporation (hereinafter the "Company") and HOWARD M. LORBER (hereinafter the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company and Employee entered into an Employment Agreement dated November 8, 1993 which was modified by an agreement dated January 26, 1996 (hereinafter the "Employment Agreement"); and

     WHEREAS, the Employment Agreement expires, per its terms, on October 31, 1997; and

     WHEREAS, the parties desire to extend the term of the Employment Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Paragraph  "3" of the  Employment  Agreement  entitled  "Term" shall be amende
     Directors of the Company and Employee shall so serve the Company for a further term of four (4) years from July 17, 1997 subject, however, to
     to termination  as  hereinafter   provided.   Employee   hereby  accepts
     such employment."

     2. The aforesaid Employment Agreement in all other respects is hereby ratified and approved.

     IN WITNESS WHEREOF, the undersigned have executed this Extension Agreement as of the day and year first above written.

                                        NATHAN'S FAMOUS, INC.


                                         By: /s/ Wayne Norbitz
                                             ---------------------
                                             Wayne Norbitz
                                             President


                                         /s/ Howard M. Lorber
                                         --------------------
                                             Howard M. Lorber